UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 19, 2004



                                EVOLVE ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-26415                  52-2175532
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 (State or other jurisdiction     (Commission File            (IRS Employer
      or incorporation)                Number)              Identification No.)



           6413 Congress Avenue, Suite 230, Boca Raton, Florida 33487
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code (561) 988-0819



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS

          The Company issued a press release announcing it has received a late filers notice from the Securities And Exchange Commission. A copy of the press release is included herein as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          99.1   Press Release Dated August 19, 2004






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EVOLVE ONE, INC.


                                       By: /s/ Gary Schultheis
                                           --------------------------
                                           Gary Schultheis, President


DATED: August 25, 2004